                                                                    EXHIBIT 10.1

                         SECURITIES PURCHASE AGREEMENT
                          AND PLAN OF REORGANIZATION

     THIS SECURITIES PURCHASE AGREEMENT AND PLAN OF REORGANIZATION ("Agreement") is entered into on March 9, 2000 by and among NOBLE ONIE, INC., a Nevada corporation ("Company"), and the holders of the Class A Common Stock and Class B Warrants of AISCO HOLDINGS, LTD., an Illinois corporation ("AISCO"), listed on the list of Selling Shareholders ("List of Selling Shareholders") attached as Exhibit "A" hereto and who have executed this Agreement ("Selling Shareholders").

                                R E C I T A L S
                                ---------------

     A. The Company has authorized capital stock consisting of 50,000,000 shares of common stock ("Common Stock"), $.001 par value, of which 6,500,000 shares of Common Stock are issued and outstanding.

     B. The authorized capital stock of AISCO consists of 10,000,000 shares of Class A common stock, of which 1,636,179 shares ("AISCO Class A Shares") are issued and outstanding; 10,000,000 shares of Class B common stock ("Class B Common Stock"), of which 386,421 shares are issued and outstanding; 10,000,000 shares of Class Y preferred stock, none of which are issued or outstanding; and 10,000,000 shares of Class Z preferred stock, none of which are issued or outstanding. In addition, there are currently outstanding warrants to purchase up to 700,000 shares of Class A common stock at an exercise price of $0.30 per share (the "Class A Warrants") and warrants to purchase up to 300,000 shares of Class B common stock at an exercise price of $3.33 per share (the "Class B Warrants").

     C. The Selling Shareholders wish to sell, and the Company wishes to acquire, all of the AISCO Class A Shares and the Class B Warrants on the Closing Date (as defined below), in exchange for the Company's issuance to the Selling Shareholders of an aggregate of 818,089.50 shares ("Company Shares") of Common Stock, subject to and upon the terms and conditions hereinafter set forth.

                               A G R E E M E N T
                               -----------------

     It is agreed as follows:

     1.   SECURITIES PURCHASE AND REORGANIZATION.
          --------------------------------------

          1.1   Agreement to Exchange Securities. Subject to the terms and upon
                --------------------------------
the conditions set forth herein, each Selling Shareholder agrees to sell, assign, transfer and deliver to the Company, and the Company agrees to purchase from each Selling Shareholder, at the Closing (as defined below), the AISCO Class A Shares owned by the respective Selling Shareholder as set forth on the List of Selling Shareholders, in exchange for the transfer, at the

Closing, by the Company to each Selling Shareholder of a pro rata share of the Company Shares. A Selling Shareholder's pro rata share of the Company Shares shall be determined by multiplying the total number of the Company Shares (i.e.,
                                                                           ----
818,089.50 shares of Common Stock) by a fraction, the numerator of which is the total number of AISCO Class A Shares owned by the Selling Shareholder at the Closing and the denominator of which is the total number of AISCO Class A Shares issued and outstanding at the Closing.

          1.2   Purchase of Class B Warrants. Subject to the terms and upon the
                ----------------------------
conditions set forth herein, each Selling Shareholder agrees to sell, assign, transfer and deliver to the Company, and the Company agrees to purchase from each Selling Shareholder, at the Closing (as defined below), the Class B Warrants owned by such Selling Shareholder as set forth on the List of Selling Shareholders, in exchange for the aggregate consideration of $1.00, receipt of which is hereby acknowledged.

          1.3   Instruments of Transfer.
                -----------------------

                (a)   AISCO Class A Shares. Each Selling Shareholder shall
                      --------------------
deliver to the Company original certificates evidencing the AISCO Class A Shares along with executed stock powers, in form and substance satisfactory to the Company for purposes of assigning and transferring all of their right, title and interest in and to the AISCO Class A Shares. From time to time after the Closing Date, and without further consideration, the Selling Shareholders will execute and deliver such other instruments of transfer and take such other actions as the Company may reasonably request in order to more effectively transfer to the Company the securities intended to be transferred hereunder.

                (b)   Class B Warrants. The Selling Shareholders that own the
                      ----------------
Class B Warrants shall deliver to the Company original warrant certificates or other documentation evidencing the Class B Warrants, in form and substance satisfactory to the Company for purposes of assigning and transferring all of their right, title and interest in and to the Class B Warrants. From time to time after the Closing Date, and without further consideration, the Selling Shareholders will execute and deliver such other instruments of transfer and take such other actions as the Company may reasonably request in order to more effectively transfer to the Company the securities intended to be transferred hereunder.

                (c)   The Company Shares. The Company shall deliver to the
                      ------------------
Selling Shareholders on the Closing Date original certificates evidencing the Company Shares, in form and substance satisfactory to the Selling Shareholders, in order to effectively vest in the Selling Shareholders all right, title and interest in and to his/her/its portion of the Company Shares. From time to time after the Closing Date, and without further consideration, the Company will execute and deliver such other instruments and take such other actions as the Selling Shareholders may reasonably request in order to more effectively issue to them the Company Shares.

          1.3   Closing. The closing ("Closing") of the exchange of the AISCO
                -------
Class A Shares and the Company Shares and the sale of the Class B Warrants shall take place at the offices of AISCO, at 10:00 a.m., local time, on March 9, 2000, or at such other time and place as may be agreed to by the Selling Shareholders and the Company ("Closing Date").

          1.4   Tax Free Reorganization. The parties intend that the transaction
                -----------------------
under this Agreement qualify as a tax free reorganization under Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended.

     2.   DELIVERIES AT CLOSING.
          ---------------------

          2.1   Company's Deliveries at Closing. At the Closing, the Company
                -------------------------------
shall deliver or cause to be delivered to the Selling Shareholders all of the following:

                (a) certificates representing the Company Shares, registered in the names of the Selling Shareholders; and

                (b) such other documents and instruments as shall be reasonably necessary to effect the transactions contemplated hereby.

          2.2   Selling Shareholders' Deliveries at Closing. At the Closing, the
                -------------------------------------------
Selling Shareholders shall deliver or cause to be delivered to the Company all of the following:

                (a) original certificates representing the AISCO Class A Shares, along with duly executed stock powers, in form and substance satisfactory to the Company;

                (b) original certificates or other documents representing the Class B Warrants, along with duly executed assignments, in form and substance satisfactory to the Company; and

                (c) such other documents and instruments as shall be reasonably necessary to effect the transactions contemplated hereby.

     3.   REPRESENTATIONS AND WARRANTIES OF THE SELLING SHAREHOLDERS. Each
          ----------------------------------------------------------
Selling Shareholder severally represents, warrants and covenants to and with the Company with respect to himself or herself, as follows:

          3.1   Power and Authority. The Selling Shareholder has all requisite
                -------------------
individual power and authority to enter into and to carry out all of the terms of this Agreement and all other documents executed and delivered in connection herewith (collectively, the "Documents"). All individual action on the part of the Selling Shareholder necessary for the authorization, execution, delivery and performance of the Documents by the Selling Shareholder has been taken and no further authorization on the part of the Selling Shareholder is required to consummate the transactions provided for in the Documents. When executed and delivered by the Selling Shareholder, the Documents shall constitute the valid and legally binding obligation of the Selling Shareholder enforceable in accordance with their respective terms, except as its enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or similar laws which affect the enforcement of creditors' rights generally and by equitable limitations on the availability of specific remedies.

          3.2   Ownership of and Title to Securities. Each Selling Shareholder
                ------------------------------------
represents that such Selling Shareholder is the sole owner of the AISCO Class A Shares and the Class B warrants attributed to him or her on Exhibit A and that there are no warrants, options, subscriptions, calls, or other similar rights of any kind for the issuance or purchase of any securities of AISCO held by such Selling Shareholder. The Selling Shareholder represents that the Selling Shareholder has and will transfer to the Company good and marketable title to the AISCO Class A Shares and Class B Warrants which he or she owns, free and clear of all pledges, security interests, mortgages, liens, claims, charges, restrictions or encumbrances.

          3.3   Investment and Related Representations. The Selling Shareholder
                --------------------------------------
is aware that neither the Company Shares nor the offer or sale thereof to the Selling Shareholder has been registered under the Securities Act of 1933, as amended ("Securities Act"), or under any state securities law. The Selling Shareholder understands that the Company Shares will be characterized as "restricted" securities under federal securities laws inasmuch as they are being acquired in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances. The Selling Shareholder agrees that the Selling Shareholder will not sell all or any portion of the Company Shares except pursuant to registration under the Securities Act or pursuant to an available exemption from registration under the Securities Act. The Selling Shareholder understands that each certificate for the Company Shares issued to the Selling Shareholder or to any subsequent transferee shall be stamped or otherwise imprinted with an appropriate legend summarizing the restrictions described in this Section 3.3 and that the Company shall refuse to transfer the Company Shares except in accordance with such restrictions. Each certificate for the Company Shares issued to the Selling Shareholder or to any subsequent transferee shall be stamped or otherwise imprinted with an appropriate legend substantially as follows:

          "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE. THE SECURITIES MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS."

          3.4   Investment Intent. This Agreement is made with the Selling
                -----------------
Shareholder in reliance upon the Selling Shareholder's representation to the other parties to this Agreement, which by the Selling Shareholder's execution of this Agreement the Selling Shareholder hereby confirms, that the Company Shares to be received by the Selling Stockholder are being acquired pursuant to this Agreement for investment and not with a view to the public resale or distribution thereof unless pursuant to an effective registration statement or exemption under the Securities Act.

          3.5   No Public Solicitation. The Selling Shareholder is acquiring the
                ----------------------
Company Shares after private negotiation and has not been attracted to the acquisition of the Company Shares by any press release, advertising or publication.

          3.6   Access to Information. The Selling Shareholder believes it has
                ---------------------
received all of the information it considers necessary or appropriate for deciding whether to acquire the Company Shares, including, but not limited to the copies of the Company's Disclosure Reports, attached hereto as Schedule A (the "Company Disclosure Reports"). The Selling Shareholder further represents that it has had an opportunity to ask questions of, and to receive answers from, the Company regarding the Company, its business and prospects, and the Company Shares.

          3.7   Investor Sophistication and Ability to Bear Risk of Loss. The
                --------------------------------------------------------
Selling Shareholder, if a corporation or a partnership, has not been organized for the purpose of acquiring the Company Shares. The Selling Shareholder acknowledges that it is able to protect its interests in connection with the acquisition of the Company Shares and can bear the economic risk of investment in such securities without producing a material adverse change in the Selling Shareholder's financial condition. The Selling Shareholder otherwise has such knowledge and experience in financial or business matters that the Selling Shareholder is capable of evaluating the merits and risks of the investment in the Company Shares.

     4.   REPRESENTATIONS AND WARRANTIES OF SELLING SHAREHOLDERS. James Burgauer
          ------------------------------------------------------
("Burgauer") and A. Philip Chang ("Chang") represent, warrant and covenant, jointly and severally, to their knowledge to and with the Company, as follows:

          4.1   Corporate Organization, Etc. AISCO is an Illinois corporation
                ---------------------------
duly organized, validly existing and in good standing under the laws of the State of Illinois and is duly qualified to do business and is in good standing as a foreign corporation under the laws of each jurisdiction in which the character or location of the assets owned or leased by it require qualification, except where the failure to so qualify would not materially adversely affect the business or condition, financial or otherwise, of AISCO. AISCO has delivered or prior to the Closing Date will deliver to the Company complete and correct copies of its bylaws and other organizational documents, as amended, certified by the Secretary of AISCO to be complete and correct. AISCO is the sole owner of all of the outstanding capital securities of the entities (collectively, the "AISCO Subsidiaries") set forth on the AISCO Disclosure Schedule attached hereto as Schedule B (the "AISCO Disclosure Schedule"). Except for the AISCO Subsidiaries, AISCO does not own greater than 5% of the outstanding voting securities of any other entities.

          4.2   Capitalization. The authorized, issued and outstanding
                --------------
capitalization of AISCO is as recited in the recitals to this Agreement. All issued and outstanding shares of AISCO capital stock have been duly authorized and validly issued and are fully paid and non-assessable and none of such issued and outstanding shares of AISCO capital stock have been issued in violation of the preemptive rights of any past or present stockholders. Except as set forth in recitals to this Agreement, there are no warrants, options, subscriptions, calls, commitments or other rights or agreements of any kind issued, granted or entered into by AISCO or any AISCO Subsidiary for the purchase, issuance or sale of, or security exchangeable for or convertible into, any authorized shares of AISCO or any AISCO Subsidiary and no authorized unissued shares of the capital stock of AISCO or any AISCO Subsidiary are reserved for any purpose. The List of Selling Shareholders accurately sets forth the names and residence addresses and number of AISCO Class A Shares and Class B Warrants owned by the Selling Shareholders.

          4.3   Corporate Power and Authority. AISCO and each of the AISCO
                -----------------------------
Subsidiaries has all requisite corporate power and authority to own or lease all of its properties and assets, to operate its properties and assets and to carry on its businesses as now conducted except where failure to do so will not have a material adverse effect on the business or condition, financial or otherwise, of AISCO. AISCO has all requisite corporate power and authority to enter into and to carry out all of the terms of this Agreement. All corporate action on the part of AISCO and its stockholders necessary for the authorization, execution, delivery and performance of this Agreement by AISCO has been taken and no further corporate authorization on the part of AISCO is required to consummate the transactions provided for in this Agreement. Neither the execution, delivery nor performance of this Agreement by AISCO or the Selling Shareholders shall violate or result in a breach of any provisions of the Bylaws or other organizational documents, as amended, of AISCO. Except as set forth in the AISCO Disclosure Schedule, neither the execution, delivery nor performance of this Agreement by the Selling Shareholders shall constitute a default or result in a breach of or accelerate the performance required under any mortgage, deed of trust, lien, lease, restriction or other contract or agreement to which AISCO, any AISCO subsidiary or any of their properties or assets are bound or affected, or violate any order, writ, injunction, decree, judgment or other restriction of any court, administrative agency or governmental body which violation would materially adversely effect the business or condition, financial or otherwise, of AISCO and the AISCO Subsidiaries.

          4.4   Financial Statements. AISCO has furnished to the Company its
                --------------------
consolidated balance sheets as of the end of its fiscal year ended December 31, 1999 and 1998 and its consolidated statements of earnings, stockholders' equity and cash flows for the fiscal years ended December 31, 1999, 1998 and 1997, together with appropriate notes to such consolidated financial statements. No later than sixty (60) days after the Closing, AISCO shall deliver to the Company the aforementioned financial statements, accompanied by reports thereon containing opinions without comment or qualification, except as therein noted, by its independent certified public accountants.

     All of the foregoing consolidated financial statements (collectively, the "AISCO Financial Statements"), including in each case the related notes, have been prepared in conformity with United States generally accepted accounting principles consistently applied and are correct and complete in all material respects and such consolidated financial statements fairly present the financial position of AISCO and the AISCO Subsidiaries as of the dates of such balance sheets and the results of operations for the respective periods indicated.

          4.5   Absence of Undisclosed Liabilities. AISCO and the AISCO
                ----------------------------------
Subsidiaries have no material obligations of any nature, whether known or unknown, absolute, accrued, contingent or otherwise, and whether due or to become due, not disclosed in the AISCO Financial Statements except (i) a loan from an affiliate of James Burgauer in the amount of $200,000, (ii) those liabilities set forth in the AISCO Disclosure Schedule, and (iii) liabilities incurred since December 31, 1999 in the ordinary course of business or as contemplated or permitted by this Agreement.

          4.6   Absence of Adverse Changes. Except as disclosed in the AISCO
                --------------------------
Disclosure Schedule or the AISCO Financial Statements, since December 31, 1999, there has not been (i) any material adverse change in the assets or liabilities or in the condition, financial or otherwise, or business, properties, earnings or net worth of AISCO and the AISCO Subsidiaries, taken as a whole, or (ii) any damage or destruction in the nature of a casualty loss, whether covered by insurance or not, materially and adversely affecting any property or business of AISCO or the AISCO Subsidiaries which is material to the consolidated financial condition, operation or business of AISCO and the AISCO Subsidiaries, taken as a whole.

          4.7   Contracts and Agreements. Set forth in the AISCO Disclosure
                ------------------------
Schedule is a list of all contracts and agreements (including loan agreements), other than contracts for goods or services in the ordinary course of business, to which AISCO or any AISCO Subsidiary is a party or by which it is bound, involving more than $50,000. Except as set forth in the AISCO Disclosure Schedule, none of the contracts and agreements will expire or be terminated or be subject to any modification of terms or conditions upon the consummation of the transactions contemplated by this Agreement. Except as set forth in the AISCO Disclosure Schedule, neither AISCO nor any AISCO Subsidiary is in default in any material respect under the terms of any such contract or agreement nor in default in the payment of any principal of or interest on any indebtedness for borrowed money nor has any event occurred which, with the passage of time or giving of notice, would constitute such a default by AISCO or any AISCO Subsidiary and no other party to any such contract or agreement is in default in any material respect thereunder nor has any such event occurred with respect to such party.

          4.8   No Violation or Litigation. Except as set forth in the AISCO
                --------------------------
Disclosure Schedule, neither AISCO nor any AISCO Subsidiary is in material violation of any law or order, writ, injunction or decree of any court or other governmental department, commission, board, bureau, agency or instrumentality, and there are no material lawsuits, proceedings, claims or governmental investigations pending or threatened against AISCO, any AISCO Subsidiary against the properties or business of any of them, or any officer or employee of AISCO or any AISCO Subsidiary, nor is there any reasonable basis known to AISCO for any such action and there is no action, suit, proceeding or investigation pending, threatened or contemplated which questions the legality, validity or propriety of the transactions contemplated by this Agreement.

          4.9   Employee or Consulting Agreements. The AISCO Disclosure Schedule
                ---------------------------------
lists all plans, contracts, and arrangements, oral, implied or written, included but not limited to union contracts, employment agreements, consulting agreements, employee manuals, incentive payment plans and employee benefit plans, whereunder AISCO or any AISCO Subsidiary has any obligations (other than obligations to make current wage or salary payments terminable on notice of 90 days or less) to its officers or employees or other persons or their beneficiaries or whereunder AISCO or any AISCO Subsidiary owes money to any such person, except to the extent any such obligation is set forth in the AISCO Financial Statements.

          4.10  Insurance. AISCO and the AISCO Subsidiaries each maintain
                ---------
policies of fire and casualty, liability and other forms of insurance in such amounts and against such risks and losses as are reasonable for its businesses and properties, and will keep such insurance in full force and effect through the Closing. A list and brief description (including effective and termination dates) of all policies of insurance, including insurance providing benefits for employees, owned or held by AISCO or the AISCO Subsidiaries on the date hereof and of all material performance bonds maintained by AISCO on the date hereof are set forth in the AISCO Disclosure Schedule.

          4.11  Trademarks and Patents. AISCO and the AISCO Subsidiaries have
                ----------------------
no material trademarks, trade names, copyrights, inventions, patents or applications therefor which are owned, used, registered in the name of or licensed to AISCO or any AISCO Subsidiary, except for those listed in the AISCO Disclosure Schedule. Except as disclosed in the AISCO Disclosure Schedule, no proceedings have been instituted or are pending or threatened or contemplated which challenge the validity of the ownership by AISCO or any AISCO Subsidiary of any such trademark, trade name, copyright, invention or patent. Except as disclosed in the AISCO Disclosure Schedule, neither AISCO nor any AISCO Subsidiary has licensed anyone to use any such trademark or any technical know how or other proprietary rights of AISCO or any AISCO Subsidiary.

          4.12  Regulatory Matters. American Investment Services, Inc. (#21111)
                ------------------
and AISCO Trading, Inc. (#40901) are registered as broker-dealers pursuant to
Section 15 of the Securities Exchange Act of 1934, as amended, and a member in good standing with the National Association of Securities Dealers, Inc. ("NASD"). AISCO Futures, Inc. is registered under the Commodity Futures Trading Act. AISCO Agencies, Inc. is registered as an insurance broker under various state statutes. The AISCO Disclosure Schedule lists all employees, consultants and agents of AISCO and the AISCO Subsidiaries that are licensed with the NASD and any state securities commission, including a description of the licenses held (collectively referred to as the "Licensed Persons"). The AISCO Disclosure Schedule describes all customer complaints and regulatory inquiries of AISCO, any AISCO Subsidiary and any of the Licensed Persons over the last two years.

          4.13  Approvals and Consents. There are no permits, consents, mandates
                ----------------------
or approvals of public authorities, federal, state or local, or of any third party necessary for AISCO's or the Selling Shareholders' consummation of the transactions contemplated hereby, the absence of which is material to the consolidated financial condition, operation or business of AISCO and the AISCO Subsidiaries, taken as a whole.

          4.14  Brokerage. No broker or finder has acted directly or indirectly
                ---------
for the Selling Shareholders in connection with this Agreement or the transactions contemplated hereby, and no broker or finder is entitled to any brokerage or finder's fee or other commission in respect thereof based in any way on agreements, arrangements or understandings made by or on behalf of the Selling Shareholders.

          4.15  Permits and Other Operating Rights. Except as disclosed in the
                ----------------------------------
AISCO Disclosure Schedule, AISCO and the AISCO Subsidiaries currently possess all permits, licenses, certificates and other authorizations from third parties, including, without limitation, foreign and domestic governmental authorities, necessary or required by applicable provisions of law and judicial decisions, and by the property and contract rights of third parties, for it to own or lease its properties and assets and to operate its business in the manner in which it is intended except where failure to do so will not have a material adverse effect on the business or condition, financial or otherwise, of AISCO.

          4.16  Employee Retirement Plans. Neither AISCO nor any AISCO
                -------------------------
Subsidiary has an employee pension, retirement or benefit plan.

          4.17  Personal Property, Inventories and Title to Property. All
                ----------------------------------------------------
personal property owned, leased or used by AISCO and the AISCO Subsidiaries is reflected in the AISCO Financial Statements, and is in good operating and working condition and fit for operation in the usual course of business, ordinary wear and tear excepted. Except as set forth in the AISCO Disclosure Schedule, AISCO and the AISCO Subsidiaries have good and marketable title to all of their assets, and a good and valid leasehold interest in all property leased by the corporation, free and clear of all liens.

          4.18  Environmental Matters. There has been no manufacture, refining,
                ---------------------
storage, disposal or treatment of Hazardous Substances (as hereinafter defined) by AISCO or any AISCO Subsidiary at any real property currently or in the past owned, operated, used, leased or contracted for by AISCO or any AISCO Subsidiary, or otherwise in violation of any Environmental Laws (as hereinafter defined) or which would require remedial action under any Environmental Law. During the past three years neither AISCO nor any AISCO Subsidiary has received
(a) notice of any such violation with respect to any Hazardous Substance at or by any of such real property, (b) notice from any governmental agency that AISCO or any AISCO Subsidiary is a potentially responsible party for cleanup liability with respect to the emission, discharge or release of any Hazardous Substance or for any other matter arising under the Environmental Laws or in any litigation, administrative proceeding, finding, order, citation, notice, investigation or complaint under any Environmental Law, or (c) notice of violation, citation, complaint, request for information, order, directive, compliance schedule, notice of claim, proceeding or litigation from any party concerning AISCO's or any AISCO Subsidiaries' compliance with any Environmental Law. As used herein "Environmental Laws" means the Resource Conservation Recovery Act, the Comprehensive Environmental Responsibility Compensation and Liability Act, the Superfund Amendments and Reauthorization Act, the Toxic Substances Control Act, the Hazardous Materials Transportation Act, the Clean Air Act, the Clean Water Act, and other similar foreign, federal, state and local laws, as amended, together with all regulations issued or promulgated thereunder, relating to pollution, the protection of the environment or the health and safety of workers or the general public. As used herein "Hazardous Substance" means any hazardous substance, hazardous or toxic waste, hazardous material, pollutant or contaminant, as those or similar terms are used in the Environmental Laws, including, without limitation, asbestos and asbestos-related products, chlorofluorocarbons, oils or petroleum derived compounds, polychlorinated biphenyl, pesticides and radon.

          4.19  Tax Matters. Except as set forth in the AISCO Disclosure
                -----------
Schedule, AISCO and each AISCO Subsidiary has timely filed all tax returns and all information returns and reports required to be filed by or with respect to it under the laws of its jurisdiction for all periods ending on or prior to the date hereof and will timely file all such returns and reports required to be filed from the date hereof through the Closing Date. AISCO and the AISCO Subsidiaries have paid all taxes which have become due or payable, and will pay on or prior to the Closing Date all taxes which have become due or payable on or prior to the Closing Date.

          4.20  Transactions with Affiliates. Except as set forth in the notes
                ----------------------------
to the AISCO Financial Statements or the AISCO Disclosure Schedule, neither AISCO nor any AISCO Subsidiary has purchased, acquired or leased any property or services from, or sold, transferred or leased any property or services to, or loaned or advanced any money to, or borrowed any money from, or guaranteed or otherwise become liable for any indebtedness or other obligations of, or acquired any capital stock, obligations or securities of, or made any management, consulting or similar fee arrangement with any officer, director, employee or stockholder of AISCO or any AISCO Subsidiary (nor any spouse, child or affiliate thereof), nor is AISCO or any AISCO Subsidiary a party to any agreement oral or written with respect to any of the foregoing.

          4.21  Other Information. None of the written information, documents
                -----------------
or memoranda furnished or to be furnished by AISCO or the Selling Shareholders to the Company or any of their representatives is false or misleading in any material respect or omits to state a material fact required to be stated therein or necessary in order to make any of the statements therein, in the light of the circumstances under which they were made, not misleading.

     5.   REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents,
          ---------------------------------------------
warrants and covenants to and with each Selling Shareholder as follows:

          5.1   Corporate Organization, Etc. The Company is a Nevada corporation
                ---------------------------
duly organized, validly existing and in good standing under the laws of the State of Nevada and is duly qualified to do business and is in good standing as a foreign corporation under the laws of each jurisdiction in which the character or location of the assets owned or leased by it require qualification, except where the failure to so qualify would not materially adversely affect the business or condition, financial or otherwise, of the Company. The Company has delivered or prior to the Closing Date will deliver to AISCO and the Selling Shareholders complete and correct copies of its bylaws and other organizational documents, as amended, certified by the Secretary of the Company to be complete and correct.

          5.2   Capitalization. The authorized, issued and outstanding
                --------------
capitalization of the Company is as recited in the recitals to this Agreement. All issued and outstanding shares of the Company capital stock have been duly authorized and validly issued and are fully paid and non-assessable and none of such issued and outstanding shares of the Company capital stock have been issued in violation of the preemptive rights of any past or present stockholders.

          5.3   Corporate Power and Authority. The Company has all requisite
                -----------------------------
corporate power and authority to own or lease all of its properties and assets, to operate its properties and assets and to carry on its businesses as now conducted. The Company has all requisite corporate power and authority to enter into and to carry out all of the terms of this Agreement. All corporate action on the part of the Company and its stockholders and directors necessary for the authorization, execution, delivery and performance of this Agreement by the Company has been taken and no further corporate authorization on the part of the Company is required to consummate the transactions provided for in this Agreement. Neither the execution, delivery nor performance of this Agreement by the Company shall violate or result in a breach of any provisions of the Bylaws or other organizational documents, as amended, of the Company. Neither the execution, delivery nor performance of this Agreement by the Company shall constitute a default or result in a breach of or accelerate the performance required under any mortgage, deed of trust, lien, lease, restriction or other contract or agreement to which the Company or any of its properties or assets are bound or affected, or violate any order, writ, injunction, decree, judgment or other restriction of any court, administrative agency or governmental body.

          5.4   Financial Statements. The Company has furnished to AISCO and the
                --------------------
Selling Shareholders its consolidated balance sheets as of the end of its fiscal year ended December 31, 1999 and 1998 and its consolidated statements of earnings, stockholders' equity and cash flows for the fiscal years ended December 31, 1999, 1998 and 1997, together with appropriate notes to such consolidated financial statements. No later than sixty (60) days after the Closing, the Company shall deliver to AISCO and the Selling Shareholders the aforementioned financial statements, accompanied by reports thereon containing opinions without comment or qualification, except as therein noted, by its independent certified public accountants.

          All of the foregoing consolidated financial statements (collectively, the "Company's Financial Statements"), including in each case the related notes, have been prepared in conformity with United States generally accepted accounting principles consistently applied and are correct and complete in all material respects and such consolidated financial statements fairly present the consolidated financial position of the Company as of the dates of such balance sheets and the results of operations for the respective periods indicated.

          5.5   Absence of Undisclosed Liabilities. The Company has no material
                ----------------------------------
liabilities, fixed or contingent, other than (i) liabilities fully reflected in the Company's Financial Statements, or (ii) liabilities incurred since December 31, 1999 in the ordinary course of business or as contemplated or permitted by this Agreement or referred to in the Company Disclosure Schedule, all of which in the aggregate, taken into consideration with all other changes in the financial condition of the Company in the ordinary course of business, have had no material adverse affect on the financial position or results of operations of the Company taken as a whole, or on the conduct of its businesses.

          5.6   Absence of Adverse Changes. Except as disclosed in the Company
                --------------------------
Disclosure Schedule or the Company's Financial Statements, since December 31, 1999, there has not been (i) any material adverse change in the assets or liabilities or in the condition, financial or otherwise, or business, properties, earnings or net worth of the Company, or (ii) any damage or destruction in the nature of a casualty loss, whether covered by insurance or not, materially and adversely affecting any property or business of the Company which is material to the consolidated financial condition, operation or business of the Company.

          5.7   No Violation or Litigation. Except as set forth in the Company
                --------------------------
Disclosure Schedule, the Company is not in material violation of any law or order, writ, injunction or decree of any court or other governmental department, commission, board, bureau, agency or instrumentality, and there are no material lawsuits, proceedings, claims or governmental investigations pending or, to the knowledge of any executive officer or employee of the Company, threatened against the Company, against the properties or business of any of the Company, or any officer or employee of the Company, nor is there any reasonable basis known to the Company for any such action and there is no action, suit, proceeding or investigation pending, threatened or, to the knowledge of the Company, contemplated which questions the legality, validity or propriety of the transactions contemplated by this Agreement.

          5.8   Approvals and Consents. There are no permits, consents, mandates
                ----------------------
or approvals of public authorities, federal, state or local, or of any third party necessary for the Company's consummation of the transactions contemplated hereby.

          5.9   Brokerage. No broker or finder has acted directly or indirectly
                ---------
for the Company in connection with this Agreement or the transactions contemplated hereby, and no broker or finder is entitled to any brokerage or finder's fee or other commission in respect thereof based in any way on agreements, arrangements or understandings made by or on behalf of the Company.

          5.10  Permits and Other Operating Rights. Except as disclosed in the
                ----------------------------------
Company Disclosure Schedule, the Company currently possesses all permits, licenses, certificates and other authorizations from third parties, including, without limitation, foreign and domestic governmental authorities, necessary or required by applicable provisions of law and judicial decisions, and by the property and contract rights of third parties, for it to own or lease its properties and assets and to operate its business in the manner in which it is intended.

          5.11  Transactions with Affiliates. Except as set forth in the notes
                ----------------------------
to the Company Financial Statements or the Company Disclosure Schedule, the Company has not purchased, acquired or leased any property or services from, or sold, transferred or leased any property or services to, or loaned or advanced any money to, or borrowed any money from, or guaranteed or otherwise become liable for any indebtedness or other obligations of, or acquired any capital stock, obligations or securities of, or made any management, consulting or similar fee arrangement with any officer, director, employee or stockholder of the Company (nor any spouse, child or affiliate thereof), nor is the Company a party to any agreement oral or written with respect to any of the foregoing.

          5.12  Other Information. None of the written information, documents
                -----------------
or memoranda furnished or to be furnished by the Company to the Selling Shareholders to the Company or any of their representatives is false or misleading in any material respect or omits to state a material fact required to be stated therein or necessary in order to make any of the statements therein, in the light of the circumstances under which they were made, not misleading.

     6.   CERTAIN ADDITIONAL UNDERSTANDINGS AND AGREEMENTS.
          ------------------------------------------------

          6.1   Approvals and Consents.
                ----------------------

                (a)   In General. The parties hereto shall each use all
                      ----------
reasonable best efforts to obtain, and shall not take any action which jeopardizes obtaining, the necessary approvals and consents of other persons and governmental authorities required to be obtained to consummate the transactions contemplated by this Agreement.

                (b)   AISCO and Selling Shareholder Compliance With Securities
                      --------------------------------------------------------
Laws. AISCO and each Selling Shareholder shall cooperate with the Company in
----
taking such actions as shall be required in order to exempt the offer and sale of the AISCO Shares to the Company from the registration and prospectus delivery requirements under the Securities Act and to register or qualify or exempt from registration and qualification requirements the offer and sale of the AISCO Shares to the Company under applicable state securities laws.

                (c)   Company Compliance With Securities Laws. The Company shall
                      ---------------------------------------
cooperate with the Selling Shareholders in taking such actions as shall be required in order to exempt the offer and sale of the Company Shares to the Selling Shareholders from the registration and prospectus delivery requirements under the Securities Act and to register or qualify or exempt from registration and qualification requirements the offer and sale of the Company Shares to the Selling Shareholders under applicable state securities laws.

          6.2   Survival of Representations and Warranties.
                ------------------------------------------

                (a)   Selling Shareholders. The representations and warranties
                      --------------------
of the Selling Shareholders made herein shall not be affected by any information furnished to, or investigations made by the Company or any of its employees or representatives in connection with the subject matter of this Agreement. The representations and warranties of the Selling Shareholders shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated thereby for a period of one (1) year after the Closing Date.

                (b)   The Company. The representations and warranties of the
                      -----------
Company made herein shall not be affected by any information furnished to, or investigations made by, AISCO or the Selling Shareholders, or any of their employees or representatives, in connection with the subject matter of this Agreement and shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated thereby for period of four (4) years after the Closing Date.

          6.3   Conduct of Business Prior to the Closing Date. From the date
                ---------------------------------------------
hereof until the earlier of the Closing Date or April 30, 2000, AISCO, Chang, Burgauer and the Selling Shareholders, on the one hand, and the Company, on the other, shall each act as follows, except as otherwise expressly consented to by the other in writing, which consent shall not be unreasonably withheld, except such actions taken to consummate the transactions in accordance with this Agreement as contemplated thereby:

                (a)   Notification. AISCO, Burgauer and Chang and the Company
                      ------------
shall each immediately notify the other of any material breaches of the representations and warranties or any material nonfulfillment of the covenants, agreements or obligations of it or of any developments which could materially adversely affect the value of the AISCO Shares or the Company Shares. The Selling Shareholders shall each immediately notify the Company of any material breaches of the representations and warranties or any material nonfulfillment of the covenants, agreements or obligations of them or of any developments known by them which could materially adversely affect the value of the AISCO Shares. Without limiting the foregoing, AISCO, Burgauer, Chang and the Selling Shareholders (to the extent known by them), on the one hand, and the Company, on the other hand, shall each immediately notify the other of (1) any unexpected emergency or other material change in the normal course of business or in the operation of its properties, (2) the instigation of or any material development in any litigation or regulatory proceedings, governmental complaints, investigations or hearings (or communications indicating that the same may be contemplated) in which AISCO or the Company is named as a party, and (3) budgets, capital expenditures and material decisions involving its material properties or assets. AISCO, Burgauer, Chang and the Selling Shareholders (to the extent known by them), on the one hand, and the Company, on the other hand, shall each keep the other fully informed of such events and permit its representatives access to all materials prepared in connection therewith.

                (b)   Forbearance. From the effective date hereof to the earlier
                      -----------
of the Closing Date or April 30, 2000, AISCO and the Company, or any of their subsidiaries, shall not, without the prior written consent of the other, which consent shall not be unreasonably withheld, except for such actions taken to consummate the transactions in accordance with this Agreement as contemplated thereby: (1) amend its articles of incorporation or bylaws; (2) issue any shares of capital stock or securities convertible into any such securities or enter into any agreement or commitment with respect to the issuance or purchase of any such securities; (3) declare, pay or set aside for payment any dividend or distribution in respect to any securities, or redeem, purchase or otherwise acquire any securities any options, warrants or other rights to purchase or subscribe to any securities; (4) make or contract for any capital investment, capital expenditure, capital addition or capital improvement; (5) negotiate with any person other than the other parties to this Agreement concerning any merger, disposition of all or substantially all of its business, properties, or assets, any tender offer, acquisition or other business combination, other than the transactions provided for in this Agreement; (6) organize any new subsidiary, acquire any capital stock or other debt or equity securities of any corporation, enter into any partnership or joint venture or acquire any equity or ownership interest in any business, other than in the ordinary course of business; or (7) take any action which would cause or constitute a material breach, or would, if it had been taken prior to the date hereof, have caused a material breach of the representations and warranties of it set forth herein.

          6.4   Access. Each of the parties hereto may, prior to the Closing
                ------
Date, through its respective representatives, make such reasonable investigation as is permitted by the laws of its respective jurisdiction of organization of the property, records and the financial condition of the other parties hereto as it reasonably deems necessary or advisable to assure itself of the accuracy of the representations and warranties of the other parties hereto and compliance by the other parties hereto with all agreements and conditions to be satisfied by them. Such investigation shall be done at reasonable times and under reasonable circumstances. Each party shall each keep confidential in the same manner in which it preserves its own confidential information any information so obtained which is not otherwise publicly available or ascertainable and to which it has been given access by another party, subject to applicable reporting and disclosure requirements under applicable foreign, federal and state laws, including without limitation securities laws. Nothing in this Section 6.4 shall be deemed to constitute a waiver by any party, or an agreement of any party to waive, with respect to any document, any claim of attorney-client privilege or legal or contractual privilege or requirement of confidentiality; provided, however, that the party claiming such privilege or requirement shall identify to the extent it is legally permitted the subject matter thereof to the party seeking such document.

          6.5   Indemnification.
                ---------------

                (a)   Indemnification by the Company. The Company agrees to
                      ------------------------------
indemnify, defend and hold harmless the Selling Shareholders against and in respect of any and all claims, demands, losses, costs, expenses, liabilities and damages, including interest, penalties, and reasonable attorneys' fees, that the Selling Shareholders shall incur or suffer which arise during the 12 month period following the Closing and which arise, result from or relate to any material inaccuracy in or material breach or nonfulfillment of any of the representations, warranties, covenants or agreements made by the Company in this Agreement, the schedules or exhibits hereto or in any other Document furnished by the Company under this Agreement.

                (b)   Indemnification by the Selling Shareholders. Each Selling
                      -------------------------------------------
Shareholder agrees to indemnify, defend and hold harmless the Company against and in respect of any and all claims, demands, losses, costs, expenses, liabilities and damages, including interest, penalties, and reasonable attorneys' fees, that the Company shall incur or suffer which arise during the 12 month period following the Closing and which arise, result from or relate to any material inaccuracy in or material breach of nonfulfillment of any of the representations, warranties, covenants or agreements made by such Selling Shareholder in this Agreement, the schedules or exhibits hereto or in any other Document furnished by such Selling Shareholder under this Agreement.

                (c)   Basket Amount. Notwithstanding anything in Sections 6.5(a)
                      -------------
and (b) to the contrary, neither the Company nor the Selling Shareholders shall be entitled to any indemnification under such sections if the aggregate amount of all damages thereunder is less than $50,000 (the "Exception Amount"). The parties hereto do not intend that the Exception Amount be deemed to be a definition of what is "material" for any purpose in this Agreement.

                (d)   Maximum Liability. The aggregate amount payable by the
                      -----------------
Company or any Selling Shareholder pursuant to Sections 6.5 (a) and (b) hereunder, whether as a result of a breach by the Company or the Selling Shareholders of any representation, warranty or covenant or any claim for indemnification under Sections 6.5 (a) and (b) hereof, shall not exceed the greater of the aggregate consideration paid by the Company or the amount received by such Selling Shareholders for the Company Shares.

                (e)   Procedures; Rights to Separate Counsel. In the event any
                      --------------------------------------
party receives a complaint, claim or other notice of any loss, claim or damage, liability or action, giving rise to a claim for indemnification under this
Section 6.5, the party claiming indemnification shall promptly notify the indemnifying party of such complaint, notice, claim or action, and such indemnifying party shall have the right to investigate and defend any such loss, claim, damage, liability or action. The party claiming indemnification shall have the right to employ separate counsel in any such action and to participate in the defense thereof but the fees and expenses of such counsel shall not be at the expense of the indemnifying party, unless the indemnifying party fails to promptly defend, in which case the fees and expenses of such separate counsel shall be borne by the indemnifying party. In no event shall an indemnifying party be obligated to indemnify another party for any settlement of any claim or action effected without the indemnifying party's prior written consent.

          6.6   Put Option. The Company hereby grants each Selling Shareholder a
                ----------
"put" option to sell his,/her/its portion of the Company Shares back to the Company at an exercise price of $6 per share. Each Selling Shareholder shall have the right, but not the requirement, to "put" their Company Shares back to the Company subject to the following time and volume restrictions: (i) no shares shall be "put" during the first 60 days following the Closing; (ii) beginning 60 days after the Closing and extending for four months thereafter, up to one half of one percent (0.5%) of a Selling Shareholder's Company Shares per month; (iii) during the next four month period, up to one percent (1.0%) of a Selling Shareholder's Company Shares per month; (iv) during the next four month period, up to one and one half of one percent (1.5%) of a Selling Shareholder's Company Shares per month; (v) during the next 24 month period, up to two percent (2%) of a Selling Shareholder's Company Shares per month.

          6.7.  Right of First Refusal on East Peoria Property. Within 30 days
                ----------------------------------------------
of the Closing, the Company and Burgauer or his assignee shall use their best efforts to enter into a written agreement pursuant to which Burgauer or his assignee shall receive a right of first refusal to purchase the real estate currently owned by AISCO located in East Peoria at fair market value.

          6.8   Replacement of Subordinated Capital. At the Closing, the Company
                -----------------------------------
will replace subordinated capital of no less than $115,000 with cash or securities into AISCO Holdings, Inc. and will release any and all security interests associated with such subordinated capital or replace any collateral and release any secured demand notes in connection therewith.

          6.9   Retention of Current Operations. Following the Closing, the
                -------------------------------
Company will endeavor to retain the primary pre-Closing operations of AISCO in Peoria, as well as AISCO's current employee structures and rates of compensations.

     7.   CONDITIONS TO THE OBLIGATIONS OF AISCO AND THE SELLING STOCKHOLDERS.
          -------------------------------------------------------------------
The obligations of AISCO and the Selling Shareholders, hereunder are subject to the fulfillment at or before the Closing, of the following conditions (any of which may be waived in writing by AISCO and the Selling Shareholders):

          7.1   Representations and Warranties, Etc. The representations and
                -----------------------------------
warranties of the Company contained herein shall have been true and correct in all material respects when made and as of the Closing, except as affected by actions taken after the date hereof with the prior written consent of the Selling Shareholders.

          7.2   Performance of Covenants. The Company shall have performed and
                ------------------------
complied in all material respects with all covenants, agreements, terms and conditions and executed all documents required by this Agreement to be performed, complied with, or executed by it prior to the Closing.

          7.3   No Governmental or Other Proceeding or Litigation. No order of
                -------------------------------------------------
any court or administrative agency shall be in effect which restrains or prohibits the transactions contemplated hereby, and no suit, action, investigation, inquiry or proceeding by any governmental body or other person or legal or administrative proceeding shall have been instituted or threatened which questions the validity or legality of the transactions contemplated hereby.

          7.4   Approvals and Consents. All permits, consents or approvals of
                ----------------------
applications to public authorities, federal, state or local, and all approvals of any third persons, including without limitation all approvals or consents under applicable federal or state securities laws, the granting of which are necessary for the consummation of the transactions contemplated hereby shall have been obtained.

          7.5   Delivery of Instruments of Transfer. The Company shall have
                -----------------------------------
delivered to the Selling Shareholders instruments of transfer for the Company Shares in form and substance reasonably satisfactory to the Selling Shareholders and their counsel as shall be necessary to effectively transfer all right, title and interest in the Company Shares.

          7.6   Tax Consequences. AISCO's analysis of the proposed ownership
                ----------------
structure of AISCO following the Closing shall not have revealed any adverse income tax consequences which are not acceptable to AISCO in its reasonable discretion.

          7.7.  Company Disclosure Schedule. The Company shall have delivered
                ---------------------------
to AISCO and the Selling Shareholders the Company Disclosure Report and the Company Disclosure Schedule in final and definitive form.

     8.   CONDITIONS TO THE OBLIGATIONS OF THE COMPANY. The obligations of the
          --------------------------------------------
Company hereunder are subject to the fulfillment on or before the Closing, of the following conditions (any of which may be waived in writing by the Company):

          8.1   Representations and Warranties. The representations and
                ------------------------------
warranties of AISCO and the Selling Shareholders contained herein shall have been true and correct in all material respects when made and as of the Closing, except as affected by actions taken after the date hereof with the prior written consent of the Company.

          8.2   Performance of Covenants. The Selling Shareholders and AISCO
                ------------------------
shall have performed and complied in all material respects with all covenants, agreements, terms and conditions and executed all documents required by this Agreement to be performed, complied with or executed by them prior to or at the Closing.

          8.3   Instruments of Transfer. The Selling Shareholders shall have
                -----------------------
delivered to the Company instruments of transfer for the AISCO Shares and the Class B Warrants in form and substance reasonably satisfactory to the Company and its counsel as shall be necessary to effectively transfer all of the Selling Shareholders' right, title and interest in the AISCO Shares and the Class B Warrants to the Company.

          8.4   No Governmental or Other Proceeding or Litigation. No order of
                -------------------------------------------------
any court or administrative agency shall be in effect which restrains or prohibits the transactions contemplated hereby, and no suit, action, investigation, inquiry or proceeding by any governmental body or other person or legal or administrative proceeding shall have been instituted or threatened which questions the validity or legality of the transactions contemplated hereby.

          8.5   Approvals and Consents. All permits, consents or approvals of
                ----------------------
applications to public authorities, federal, state or local, and all approvals of any third persons, including without limitation all approvals or consents under applicable federal or state securities laws, the granting of which are necessary for the consummation of the transactions contemplated hereby shall have been obtained.

          8.6   AISCO Disclosure Schedule. AISCO, Burgauer and Chang shall have
                -------------------------
delivered to the Company the AISCO Disclosure Schedule in final and definitive form.

     9.   Post-Closing Covenants; Purchase of Class B Common Stock. As soon as
          --------------------------------------------------------
reasonably practicable following the Closing and subject to applicable Federal and state securities laws, the Company shall offer to exchange shares of its Common Stock for the outstanding shares of Class B Common Stock, or structure a transaction having equivalent value, at a ratio of one Company Share for each two shares of issued and outstanding Class B Common Stock, or at such other ratio agreed to by both the Company and the holders of the Class B Common Stock.

     10.  MISCELLANEOUS.
          -------------

          10.1  Cumulative Remedies. Any person having any rights under any
                -------------------
provision of this Agreement will be entitled to enforce such rights specifically, to recover damages by reason of any breach of any provision of this Agreement, and to exercise all other rights granted by law, which rights may be exercised cumulative and not alternatively.

          10.2  Successors and Assigns. Except as otherwise expressly provided
                ----------------------
herein, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not.

          10.3  Severability. Whenever possible, each provision of this
                ------------
Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement or the other documents.

          10.4  Counterparts. This Agreement may be executed in two or more
                ------------
counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts when taken together will constitute one and the same agreement.

          10.5  Entire Agreement. This Agreement constitutes the entire
                ----------------
agreement and understanding of the parties with respect to the subject matter thereof, and supersedes all prior and contemporaneous agreements and understandings.

          10.6  Survival of Representations. All representations, warranties and
                ---------------------------
agreements contained herein or made in writing by the Company and the Selling Shareholders in connection with the transactions contemplated hereby except any representation, warranty or agreement as to which compliance may have been appropriately waived, shall survive the execution and delivery of this Agreement.

          10.7  Notices. Any approvals, consents or notices required or
                -------
permitted to be sent or given shall be delivered in writing personally, by facsimile or mailed, certified mail, return receipt requested, to the following addresses and shall be deemed to have been received within five days after such mailing:

     If to AISCO:                          AISCO Holdings, Ltd.
                                           600 High Point Lane
                                           East Peoria, Illinois 61611
                                           Attn: James Burgauer

     With a copy to:

     If to the Selling Shareholder:        The Selling Shareholders
                                           Address set forth on Exhibit A

     with a copy to:

     If to the Company:                    Noble Onie, Inc.
                                           18952 MacArthur Boulevard, Suite 315
                                           Irvine, California  92612
                                           Attn: Darrel T. Uselton, Chairman

     with a copy to:                       Oppenheimer, Wolff & Donnelly LLP
                                           500 Newport Center Drive, Suite 700
                                           Newport Beach, California 92660
                                           Attn: Daniel K. Donahue, Esq.

          10.8  Expenses and Attorney Fees. The Company and the Selling
                --------------------------
Shareholders shall each pay all of their respective legal and due diligence expenses in connection with the transactions contemplated by this Agreement, including, without limiting the generality of the foregoing, legal and accounting fees.

          10.9  Waiver of Conditions. At any time or times during the term
                --------------------
hereof, the Company may waive fulfillment of any one or more of the conditions to its obligations in whole or in part, and the Selling Shareholders may waive fulfillment of any one or more of the foregoing conditions to their obligation, in whole or in part, by delivering to the other party a written waiver or waivers of fulfillment thereof to the extent specified in such written waiver or waivers. Any such waiver shall be validly and sufficiently authorized for the purposes of this Agreement if, as to any party, it is authorized in writing by an authorized representative of such party. The failure of any party hereto to enforce at any time any provision of this Agreement shall not be construed to be a waiver of such provision, nor in any way to affect the validity of this Agreement or any part hereof or the right of any party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to constitute a waiver of any other or subsequent breach.

          10.10 Partial Invalidity. If any term, covenant or condition of this
                ------------------
Agreement or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Agreement, or the application of such term, covenant or condition to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each term, covenant or condition of this Agreement shall be valid and be enforced to the fullest extent permitted by law.

          10.11 Successors and Assigns. The terms, covenants and conditions
                ----------------------
contained herein shall be binding upon and inure to the benefit of the heirs, successors and assigns of the parties hereto.

          10.12 Law Governing. This Agreement shall be construed and interpreted
                -------------
in accordance with and governed and enforced in all respects by the laws of the State of California.

          10.13 Attorneys' Fees. If any action at law or in equity is necessary
                ---------------
to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and disbursements in addition to any other relief to which such party may be entitled.

          10.14 Public Announcements. No party shall disclose any of the
                --------------------
specific terms, conditions or other facts with respect to this Agreement or the transactions contemplated hereby, including the status thereof, without the prior written consent of the other parties hereto, which consent shall not be unreasonably withheld.

          10.15 Counterparts; Fax Signatures. This Agreement may be executed in
                ----------------------------
any number of counterparts, each signed by different persons and all of said counterparts together shall constitute one and the same instrument, and such instrument shall be deemed to have been made, executed and delivered on the date first hereinabove written, irrespective of the time or times when the same or any counterparts thereof actually may have been executed and delivered a counterpart thereof to the Company, AISCO and the Selling Shareholders. The parties agree that facsimile signatures may be relied upon by each of the parties hereto as original signatures.

          10.16 Syntax. Throughout this Agreement, whenever the context so
                ------
requires, the singular shall include the plural, and the masculine gender shall include the feminine and neuter genders. The headings and captions of the various Sections hereof are for convenience only and they shall not limit, expand or otherwise affect the construction or interpretation of this Agreement.

          10.17 Further Acts. Each party agrees to perform any further acts and
                ------------
execute and deliver any documents which may be necessary to carry out the provisions of this Agreement.

     IN WITNESS WHEREOF, each of the parties to this Agreement has executed or caused this Agreement to be executed as of the date first above written.

                                    "Company"

                                    NOBLE ONIE, INC.,
                                    a Nevada corporation

                                    By:_________________________________________
                                        Darrel T. Uselton, Chairman of the Board


                                    "AISCO"

                                    AISCO HOLDINGS, LTD.,
                                    an Illinois corporation

                                    By:_________________________________________
                                        James Burgauer, Chairman of the Board


                                    "Chang"


                                    ____________________________________________
                                    A. PHILIP CHANG


                                    "Burgauer"


                                    ____________________________________________
                                    JAMES BURGAUER


           [Signatures of Selling Shareholders Appear on Exhibit A]
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                                   EXHIBIT A
                         LIST OF SELLING SHAREHOLDERS
                         ----------------------------

                                        Number of AISCO
                                         Class A Shares       Number of Class B
Name and Address of                     Owned by Selling      Warrants Owned by
Selling Shareholder      Signature         Shareholder       Selling Shareholder